UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.                 )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CalAmp Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
CALAMP CORP. 2021 Annual Meeting Vote by July 27, 2021 11:59 PM ET

CALAMP CORP. 15635 ALTON PARKWAY, SUITE 250 IRVINE, CA 92618

D56004-P59010

 You invested in CALAMP CORP. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on July 28, 2021.

 Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 14, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	To elect the eight directors named in the Proxy Statement to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified.

Nominees:

1a.	Amal Johnson	For

1b.	Jeffery Gardner	For

1c.	Scott Arnold	For

1d.	Jason Cohenour	For

1e.	Henry Maier	For

1f.	Roxanne Oulman	For

1g.	Jorge Titinger	For

1h.	Kirsten Wolberg	For

2.	To ratify the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending February 28, 2022.	For

3.	To approve, on an advisory basis, our executive compensation.	For

4.	To approve a proposed amendment of the Company’s Amended and Restated 2004 Incentive Stock Plan to increase the number of shares of common stock that can be issued thereunder by 750,000 shares.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D56005-P59010